Financial Instruments - Schedule of Derivatives Not Designated as Hedging Instruments - Net Effect on the Statement Of Comprehensive Income (Table) (Details) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Fair Value, Option, Quantitative Disclosures [Line Items]
Total	$ 561	$ 3,679	$ 8,484	$ 7,778
Interest and finance costs, net [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Interest rate swaps	561	0	561	0
Bunker swaps	0	3,695	7,923	7,950
Bunker put options	$ 0	$ (16)	$ 0	$ (172)